13. Subsequent events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
13. Subsequent events
13.	Subsequent events

On May 17, 2016 the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”), a Management Services Agreement (the “Management Agreement” and a Commercial Real Estate Contract to acquire the business and substantially all of the assets of Seastone of Delray, LLC (“Seastone”).

Seastone’s business is primarily the practice of providing addiction treatment health care services.

Pursuant to the terms of the Management Agreement, the Company began operating Seastone’s Business for a 90 day period commencing on July 1, 2016. During the Management Period, the Company is entitled to the revenues from the Business and will pay Seastone $20,000 per month to cover certain costs related to the Business, which shall increase to $28,000 per month if the Management Agreement is extended beyond 90 days. The Management Agreement may be terminated by either party if the Purchase Agreement does not close by September 15, 2016.

The Company entered into a commercial real estate contract with Seastone Condominiums of Delray, LLC and 810 Andrews, LLC, both Florida limited liability companies to acquire certain real property.

The purchase price for the Transaction is $6,150,000, which is being funded by a purchase money first mortgage in the amount of $3,000,000 at 5% per annum payable at $15,000 per month for three years; and $3,150,000 in cash. The Company has deposited $60,000 in escrow.

The closing of the Transaction is anticipated to be September 15, 2016 and is contingent upon (i) the Company obtaining the requisite licenses from the appropriate governmental agencies for the operation of Seastone’s Business.

Other than disclosed above, the Company has evaluated subsequent events through the date of the consolidated financial statements were available to be issued and has concluded that no such events or transactions took place that would require disclosure herein.